UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2024, and in accordance with the terms and subject to the conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 17, 2024, between the Company and Independent Bank Group., Inc. (“IBTX”), the Board of Directors (the “Company Board”) of SouthState Corporation (“SouthState” or the “Company”) unanimously approved the appointment of  David R. Brooks, the current Chairman and Chief Executive Officer of IBTX, G. Stacy Smith, the current Lead Independent Director of IBTX, and Janet Froetscher (together, the “IBTX Directors”) to the Company Board (as well as the board of SouthState Bank, N.A.), effective as of the effective time of the merger of IBTX with and into the Company, which is expected to occur on or about January 1, 2025.  The intended appointment of Messrs. Brooks and Smith was agreed at the time of the signing of the Merger Agreement and included as a condition to the merger.  It is anticipated that Messrs. Brooks and Smith and Ms. Froetscher will serve until the 2025 Annual Meeting, at which time the shareholders of the Company will be asked to elect each of them for a one-year term expiring as of the 2026 Annual Meeting.

Mr. Brooks began his banking career in the early 1980s with a large regional bank and has been active in community banking since he led the investor group that acquired Independent Bank in 1988. Mr. Brooks has previously served as a board member of the Independent Bankers Association of Texas. He currently serves as Chairman of Capital Southwest Corporation, and previously served as the Chief Financial Officer at Baylor University from 2000 to 2004 and President of the Board of Trustees of the McKinney Independent School District for five years and on the McKinney City Council for four years and served for three years on both the McKinney Economic Development Corporation Board and the McKinney Chamber of Commerce Board. In 2018, Mr. Brooks was inducted into The Texas Bankers Hall of Fame.  Mr. Brooks’ experience as the Chief Executive Officer of IBTX since its founding and his knowledge of the Texas and Colorado banking markets will provide continuity to the Company’s franchise in those states as well as institutional knowledge and banking expertise.

Mr. Smith is the Managing Partner of SCW Capital, L.P., a private equity hedge fund focusing on financial and energy sectors, a position he has held since August 2013. Mr. Smith is also co-founder of and an active partner in Trinity Investment Group, which invests in private equity, public equity and hard assets. In addition, he serves as an advisor of EAW Energy Partners, an oil and gas minerals acquisition firm. In 1997, Mr. Smith co-founded Walker Smith Capital, a long/short equity hedge fund based in Dallas, Texas, and he served as portfolio manager of that firm for sixteen years. From 1994 through 1996, Mr. Smith was a co-founder and manager of Gryphon Partners, a long/short equity hedge fund focused on small and mid-cap domestic equities. He started his investment career as an energy analyst at Wasserstein Perella & Co., an international investment bank. Mr. Smith serves as a director of USD Partners, LP, a master limited partnership involved in the acquisition and development of energy related logistics assets, and WhiteHorse Finance, Inc., a closed end management investment company. He is a member of the Salesmanship Club of Dallas, an association of business professionals that supports local charitable organizations. Mr. Smith’s qualifications to serve on the Company’s Board of Directors include his extensive experience in overseeing the management of investment firms, his knowledge of the Texas banking market and his experience as a director of IBTX.

Ms. Froetscher currently services as President of the J.B and M.K. Pritzker Family Foundation, a private foundation committed to innovative strategies for solving society’s most challenging problems, a position she has held since 2016. Previously, Ms. Froetscher was the Chief Executive Officer of Special Olympics from 2013 to 2016, where she led a global team with operations and affiliates in more than 170 countries. From 2008 to 2013, she was President and Chief Executive Officer of the National Safety Council (NSC). From 2003 to 2008, she was Chief Executive Officer of the United Way of Metropolitan Chicago. Ms. Froetscher has previously served as Chief Operating Officer of the Aspen Institute and as the Executive Director of the non-profit consulting arm of the Commercial Club of Chicago. Her corporate experience includes account management, credit and syndications roles at Bankers Trust Company and First National Bank of Chicago. She is a Board member of the Cboe Global Markets. Ms. Froetscher's qualifications to serve on the Company's Board of Directors include her extensive business experience, her service on other boards, and her corporate experience in banking and finance.

In connection with these appointments, the Company Board agreed to increase the size of the Board from 12 to 15 members.  Other than the Merger Agreement, there are no arrangements between the IBTX Directors and any other person pursuant to which the IBTX Directors were selected as directors.  There are no transactions in which Messrs. Brooks and Smith or Ms. Froetscher has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and other related federal securities laws. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including information about Independent’s, SouthState’s or the combined company’s possible or assumed future results of operations, including its future revenues, income, expenses, provision for taxes, effective tax rate, earnings (loss) per share and cash flows, its future capital expenditures and dividends, its future financial condition and changes therein, including changes in Independent’s, SouthState’s or the combined company’s loan portfolio and allowance for credit losses, Independent’s, SouthState’s or the combined company’s future capital structure or changes therein, the plan and objectives of management for future operations, Independent’s, SouthState’s or the combined company’s future or proposed acquisitions, the future or expected effect of acquisitions on Independent’s, SouthState’s or the combined company’s operations, results of operations and financial condition, Independent’s, SouthState’s or the combined company’s future economic performance and the statements of the assumptions underlying any such statement. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is estimated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that Independent and SouthState make are based on their current plans, estimates, expectations, ambitions and assumptions regarding Independent’s, SouthState’s and the combined company’s business, the economy and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are beyond the control of Independent and SouthState. Independent’s, SouthState’s and the combined company’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect Independent’s, SouthState’s and the combined company’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. In addition to factors previously disclosed in Independent’s and SouthState’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Independent and SouthState providing for the acquisition of Independent by SouthState (the “Transaction”); (2) the outcome of any legal proceedings that may be instituted against Independent or SouthState; (3) the possibility that the Transaction does not close when expected or at all because conditions to closing are not satisfied on a timely basis or at all; (4) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Independent and SouthState operate; (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (7) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (8) reputational risk and potential adverse reactions of Independent’s or SouthState’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; (9) the dilution caused by SouthState’s issuance of additional shares of its capital stock in connection with the Transaction; (10) a material adverse change in the financial condition of SouthState or Independent; (11) general competitive, economic, political and market conditions; (12) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; (13) the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and (14) other factors that may affect future results of Independent and SouthState including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause Independent’s, SouthState’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Independent’s, SouthState’s or the combined company’s results.

Independent and SouthState urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Independent and/or SouthState. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this communication or made by Independent or SouthState in any report, filing, document or information incorporated by reference in this communication, speaks only as of the date on which it is made. Independent and SouthState undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. Independent and SouthState believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, Independent and SouthState caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, Independent and SouthState caution you not to place undue reliance on the forward-looking statements contained in this filing or incorporated by reference herein.

If Independent or SouthState update one or more forward-looking statements, no inference should be drawn that Independent or SouthState will make additional updates with respect to those or other forward-looking statements. Further information regarding Independent, SouthState and factors which could affect the forward-looking statements contained herein can be found in Independent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1564618/000156461824000025/ibtx-20231231.htm), and its other filings with the SEC, and in SouthState’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/764038/000155837024002302/ssb-20231231x10k.htm), and its other filings with the SEC.

Important Information About the Merger and Where to Find It

SouthState has filed a registration statement on Form S-4 and an amendment thereto with the SEC to register the shares of SouthState’s common stock that will be issued to Independent’s shareholders in connection with the transaction. The registration statement contains a joint proxy statement of SouthState and Independent that also constitutes a prospectus of SouthState. The registration statement on Form S-4, as amended, was declared effective by the SEC on July 16, 2024, and SouthState and Independent commenced mailing the definitive joint proxy statement/prospectus to their respective shareholders on or about July 16, 2024.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (AS WELL ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by SouthState or Independent through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of SouthState or Independent at:

Independent Bank Group, Inc.	SouthState Corporation
7777 Henneman Way	1101 First Street South, Suite 202
McKinney, TX 75070-1711	Winter Haven, FL 33880

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: December 19, 2024

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